MESSAGE
To Our Shareholders

At December 31, 1995, the net asset value of shares of Babson-Stewart Ivory International Fund was $16.85, which represents a total return (price change and reinvested distributions) of 8.11% for the previous six months, and 12.64% for the calendar year. Comparisons against the unmanaged Morgan Stanley Capital International (MSCI) EAFE and other indices are as follows:

				Investment Results _ Total Return
				     Periods Ended 12/31/95
				  Fourth Quarter  Previous Twelve
					1995           Months
BSIIF                                  1.61%         12.64%
MSCI EAFE* Index**                     4.13%         11.54%
MSCI World Index**                     4.87%         21.31%
S&P 500 Index**                        6.02%         37.53%
Lipper International Funds
	 (avg. 296 funds)              1.93%          9.41%
*Europe, Australia, Far East
**unmanaged

The Fund's average annual compounded total returns for five years and the life of the Fund (inception December 7, 1987) as of December 31, were 11.50% and 9.33%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

While the Fund performed relatively well over the past 12 months, its underperformance in the past quarter was mainly due to underweighted positions in financial stocks. This was particularly the case in Japan, where bank stocks were much stronger, but was also true in Continental Europe. Currency movements over the past quarter were mostly adverse, with practically all currencies weakening against the U.S. dollar. The Fund's asset allocation mix was favorable, however, with its underweighted position in Japan an advantage, as the yen was the weakest major currency late in 1995.

Recent portfolio activities show net additions in Europe and Latin America, with reductions in the UK, Belgium, Italy, Spain, Sweden and Australia. Portfolio purchases mainly reflected new cash inflows, and the Fund's cash position was just over 4% at December 31.

The inventory-lead slowdown in global activity has continued, with downward revisions to Gross Domestic Product forecasts in the U.S., Europe and Asia. Such forecasts range between 2-3% for the U.S. and 1-3% for European countries and Japan. The revised numbers could lead to more positive assumptions for inflation and interest rate outlooks, but may result in some downgrading of corporate profit forecasts for 1996.

Growth forecasts for Southeast Asia remain above those of the industrialized world, although they may also face scrutiny in coming months. An inflation rate of 6-7% compares unfavorably with the U.S., Japan and Europe, leading to fears of overheating and of government moves to reduce excessive growth. Mainland China's more aggressive stance towards Taiwan has also lead to fears of increased political tension between those countries as well as elsewhere in Asia.

We expect an improved contribution to performance from Japanese companies, which was a major factor in our lack of progress in 1995. A more assertive coalition government, working towards the resolution of the banking crisis, would be positive news for the economy and market as a whole, and our Japanese portfolio should benefit from earnings recovery by manufacturers and consumer-oriented service sectors. Europe and the U.S. are expected to produce more modest returns than last year, as companies become vulnerable to correction of earnings forecasts, or otherwise fail to live up to high investor expectations. This has especially been demonstrated recently in the technology area, as the slow down in the cycle for semi-conductors and cellular phones has affected U.S. and leading European players.

Fund shareholders are reminded that Jones & Babson offers a wide variety of no-load mutual funds to meet an investor's various financial objectives. Low cost Individual Retirement Accounts (IRA) and prototype retirement plans are also available. It's easy to open or transfer your IRA to Jones & Babson. Just call and ask for our free IRA Investor Kit. The kit contains an easy-to -complete IRA application and transfer form.

Thank you for your continuing interest in Babson-Stewart Ivory International
Fund.

Sincerely,


Larry D. Armel
President

STATEMENT OF NET ASSETS
December 31, 1995 (unaudited)

Shares           CompanY AND DESCRIPTION                         Market Value
COMMON STOCKS _ 80.74%
ARGENTINA _ 0.76%
   27,700  Quilmes
		(Brewing)                                      $       539,490
AUSTRALIA _ 3.26%
   95,469  Brambles
		(Transport, plant services)                            955,133
   62,406  Lend Lease
		(Real estate)                                          702,086
  123,750  Western Mining
		(Diversified base metals)                              663,634
								     2,320,853
BELGIUM _ 0.93%
    3,200  Colruyt
		(Food retailing)                                       658,373
BRAZIL _ 0.33%
   17,750  Makro Atacadista
		(Wholesale & retail warehouse)                         238,969
CHILE _ 0.11%
    8,500  Genesis Chile Fund
		(Investment in Chile)                                   79,631
DENMARK _ 0.92%
   10,000  Sophus Berendsen
		(Environmental, industrial services)                   657,552
FRANCE _ 4.68%
    1,800  Carrefour
		(Food retailing)                                       783,233
    3,500  Comptoirs Modernes
		(Food retailing)                                       906,331
    9,500  Guilbert
		(Office supplies, paper)                               750,283
    8,750  SEB
		(Electrical appliances)                                888,429
								     3,328,276
GERMANY _ 6.16%
    2,500  Buderus
		(Heating systems)                                    1,211,217
   18,000  Kiekert
		(Auto safety equipment)                              1,120,605
    1,680  Linde
		(Engineering)                                          959,798
    1,350  Rheinelektra
		(Electric utility, machinery)                        1,091,958
								     4,383,578
HONG KONG _ 4.91%
2,301,625  CDL Hotels
		(Regional hotel group)                                 936,959
2,000,000  Gold Peak
		(Batteries)                                            742,036
  250,000  Johnson Electric
		(Micro-motors)                                         555,612
  230,000  Shaw Bros.
		(T.V. network, film production and distribution)       292,054
1,690,000  South China Morning Post
		(Publishing)                                           965,592
								     3,492,253
INDONESIA _ 0.54%
   10,000  Indosat
		(Telecommunications)                                   383,065
IRELAND _ 0.81%
  100,000 Kerry Group
		(Food manufacturing)                                   574,514
ITALY _ 1.77%
   20,000  Luxottica
		(Eyeglass frames)                                      543,790
   23,000  Industrie Natuzzi
		(Furniture manufacturing)                              717,891
								     1,261,681
JAPAN _ 27.71%
   44,000  Amada Metrecs
		(Machine tools, robotics)                              722,927
   38,850  Canon Sales
		(Distribution of Canon products)                       906,566
  117,000  Daicel Chemical
		(Chemicals, plastics)                                  670,664
   63,000  Hitachi Metals
		(Specialty metals)                                     764,629
   34,000  Hoya
		(Optical/electronic products)                          813,309
   28,000  Kato Denki
		(Electrical appliance retailing)                       533,619
    7,000  Keyence
		(Sensors)                                              603,149
   93,000  Komatsu
		(Construction machinery)                               755,668
JAPAN (Continued)
   68,000  Kurimoto
		(Cast iron & pvc pipes)                                761,694
   23,000  Kurita
		(Water treatment equipment)                            643,884
   12,000  Kyocera
		(Electronic components)                                837,685
   37,000  Mori Seiki
		(Machine tools)                                        526,930
   12,000  Murata
		(Electronic components)                                345,897
   73,000  NEC
		(Integrated electronics)                               736,587
   69,000  NGK Spark Plug
		(Spark plugs, ceramic packaging)                       619,570
   10,000  Nichiei
		(Consumer finance)                                     523,315
   34,400  Nissen
		(Mail order retailing)                                 803,263
   10,000  Promise
		(Consumer lending)                                     473,734
   26,400  Rinnai
		(Gas appliances)                                       668,686
   13,000  Rohm
		(Semiconductors)                                       545,840
   10,000  Seven Eleven
		(Convenience stores)                                   580,484
   21,000  Shimamura
		(Womenswear retailing)                                 719,962
   15,000  Sony
		(Consumer electronics)                                 825,131
   76,000  Sumitomo Marine & Fire
		(Fire & casualty insurance)                            649,455
JAPAN (Continued)
  120,000  Sumitomo Warehouse
		(Warehousing, transport)                               823,245
   70,000  SxL
		(Housebuilding)                                        836,113
   97,000  Toshiba
		(Integrated electronics)                               614,273
   22,000  Tostem
		(Aluminum window frames)                               646,919
   24,800  Xebio
		(Apparel, sportswear)                                  769,342
								    19,722,540
KOREA _ 0.64%
   18,000  Korea Electric Power
		(Electric utility)                                     451,912
MALAYSIA _ 0.81%
  240,000  Perlis Plantations
		(Trading, mining, agriculture)                         576,857
MEXICO _ 0.52%
   87,000  Grupo Modelo
		(Brewing)                                              370,132
NETHERLANDS _ 6.36%
   28,000  KPN
		(Postal, telecom services)                             993,373
   47,000  Otra
		(Technology wholesalers)                               841,781
   10,000  Nutricia
		(Processed food)                                       767,879
   20,500  Polygram
		(Recorded music)                                     1,022,041
   12,000  Wolters Kluwer
		(Publishing)                                           900,651
								     4,525,725
NEW ZEALAND _ 0.78%
  135,000  New Zealand Telecom
		(Utility)                                              552,467
SINGAPORE _ 2.50%
  100,000  Robinson
		(Department store)                                     456,522
  120,000  Trans-Island Bus Services
		(Bus transport)                                        127,153
  990,000  Utd Industrial
		(Real estate)                                          948,084
  160,000  United Overseas Land
		(Real estate)                                          250,169
								     1,781,928
SPAIN _ 0.84%
   25,000  Continente Centros Commerciales
		(Hypermarkets)                                         597,236
SWEDEN _ 2.36%
   29,500  Astra
		(Pharmaceuticals)                                      699,469
   15,000  Hennes & Mauritz
		(Retailing)                                            978,746
								     1,678,215
SWITZERLAND _ 1.89%
    2,000  Phoenix Meccano
		(Customized electric casings)                          504,009
    1,300  Sandoz
		(Pharmaceuticals and chemicals)                        839,421
								     1,343,430
UNITED KINGDOM _ 11.15%
   93,000  Argos
		(Mail order, retailing)                                520,670
  138,000  Bowthorpe
		(Electronics components, instruments)                  604,847
  125,000  British Sky Broadcast
		(Satellite TV broadcasting)                            486,900
  104,324  Cadbury Schweppes
		(Food, soft drinks)                                    690,630
  182,000  Electrocomponents
		(Electronics)                                          678,830
   72,000  Granada
		(Hotels, leisure)                                      452,644
  161,000  Hays
		(Business services)                                    704,815
UNITED KINGDOM (Continued)
  237,000  MacFarlane
		(Printing, packaging)                                  378,147
  103,000  Marks & Spencer
		(Retailing)                                            654,210
  343,000  Morrison Supermarket
		(Supermarkets)                                         700,433
   38,000  Reed International
		(Publishing)                                           503,019
  103,000  Reuters
		(News, data services)                                  801,174
   93,000  SmithKline Beecham
		(Pharmaceuticals)                                      760,344
								     7,936,663
TOTAL COMMON STOCKS _ 80.74%                                        57,455,340

Short-Term Investments _  19.71%                                    14,027,879

TOTAL INVESTMENTS _ 100.45%                                 $       71,483,219

Other assets less liabilities _ (0.45%)                               (318,087)

TOTAL NET ASSETS _ 100.00%
  (equivalent to $16.85 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  4,223,284 shares outstanding)                             $       71,165,132

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1995 (unaudited)

ASSETS:
  Investments, at market value (identified cost $59,836,009)   $    71,483,219
  Cash held in United States depositories                                  846
  Receivable for investments sold                                      121,213
  Dividends receivable                                                  53,046
  Interest receivable                                                      495
  Receivable for shares sold                                            23,421
  Foreign tax receivable                                                77,880
    Total assets                                                    71,760,120

LIABILITIES AND NET ASSETS:
  Payable for investments purchased                                    324,915
  Accrued expenses                                                      69,210
  Payable for shares repurchased                                       197,340
  Foreign tax withholding liability                                      3,523
    Total liabilities                                                  594,988

NET ASSETS                                                       $  71,165,132

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                    $  59,722,627
  Accumulated undistributed income (loss):
    Undistributed net investment income                                (16,847)
    Accumulated net realized loss from investments and
     foreign currency transactions                                    (190,203)
      Net unrealized appreciation on investments and
      translation of assets and liabilities in foreign
      currencies                                                    11,649,555

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                      $  71,165,132

Capital shares, $1.00 par value
	Authorized                                                  10,000,000

	Outstanding                                                  4,223,284

NET ASSET VALUE PER SHARE                                        $       16.85

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1995 (unaudited)

INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes withheld)               $       377,467
    Interest                                                         28,846
    Foreign exchange gain                                            48,122
								    454,435
  Expenses:
    Custodian fees                                                   91,863
    Registration fees                                                19,320
    Management fees (Note 3)                                        325,872
								    437,055
      Net investment income                                          17,380

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY (Note 1):

Net realized gain from:
  Investments                                                       858,371
  Foreign currency transactions                                     754,931
Net increase (decrease) in unrealized appreciation on:
  Investments                                                     3,636,407
  Translation of assets and liabilities in foreign currencies        (8,193)
    Net realized and unrealized gain from investments and
    foreign currency                                              5,241,516
    Increase in net assets resulting from operations        $      5,258,896


See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS

						    SIX MONTHS
							ENDED       YEAR ENDED
						 DECEMBER 31, 1995   JUNE 30,
						    (UNAUDITED)        1995

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                           $     17,380  $     640,917
  Net realized gain from investments and foreign
  currency transactions                              1,613,302      1,084,264
  Net increase (decrease) in unrealized
  appreciation on investments and translation of
  assets and liabilities in foreign currencies       3,628,214        (19,949)
    Net increase in net assets resulting from
    operations                                       5,258,896      1,705,232

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                (90,578)      (666,630)
  Net realized gain from investment transactions    (1,505,101)    (2,304,439)
    Total distributions to shareholders             (1,595,679)    (2,971,069)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,413,538 and 3,240,782 shares
   sold                                             23,721,535     51,468,851
  Net asset value of 84,444 and 173,600 shares
   issued for reinvestment of distributions          1,411,897      2,673,863
						    25,133,432     54,142,714
  Cost of 1,326,462 and 2,251,582 shares redeemed  (22,278,416)   (35,632,490)
    Net increase from capital share transactions     2,855,016     18,510,224
    Total increase in net assets                     6,518,233     17,244,387

NET ASSETS:
  Beginning of period                               64,646,899     47,402,512
  End of period (including undistributed net
  investment income of ($16,847) and $56,351,
  respectively)                                  $  71,165,132  $  64,646,899

Distributions to shareholders:
  Income dividends per share                      $       .022   $       .17
  Capital gains distribution per share            $       .368   $       .67

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments _ Common stocks are valued at the latest sales price or mean between the bid and asked price on the last business day of the period as reported by the principal securities exchange on which traded or, if no sale was reported on that date, at the mean between the latest reported bid and asked prices. Common stocks traded over-the-counter are valued at the mean between the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis net of unrecoverable foreign taxes withheld at the applicable country rates. Distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

The investments of the Fund are subject to the risk of restrictions imposed by foreign governments and to political or economic uncertainties.

Federal and State Taxes _ The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Foreign Currency Translation _ All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the exchange rate last quoted by a major bank in London on the last business day of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Income is translated at the rate of exchange on the ex-dividend date. The resulting transaction exchange gain or loss has been included in the results of operations with the type of transaction giving rise to the gain or loss.

2. PURCHASES AND SALES OF SECURITIES:

The aggregate amounts of security transactions (exclusive of short-term investments and currency transactions) during the period ended December 31, 1995, were as follows:

	Purchases               $       12,825,977
	Proceeds from sales             11,112,365

3. MANAGEMENT FEES:

Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies (including State and Federal registration fees), dues, interest, brokerage commissions, fees for pricing services, custodian fees and any extraordinary costs, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of 95/100 of 1% (0.95%).

A partnership formed by David L. Babson & Co. Inc. and Stewart Ivory & Company, Ltd. is the investment counsel of the Fund. The investment counsel of the Fund is compensated by Jones & Babson, Inc. at an annual rate of 475/1000 of 1% (0.475%) of the average daily total net assets of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., David L. Babson & Co. Inc. and/or Stewart Ivory & Company, Ltd.

This report has been prepared for the information of the Shareholders of Babson-Stewart Ivory International Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.